STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) dated June 19, 2007, by and between Kelly Fan (the “Seller”), Xinshengxiang Industrial Development Co., Ltd. a limited liability company organized under the laws of the People’s Republic of China (“Xinshengxiang”), Dingliang Kuang (“D. Kuang”), and Yue Kuang (“Y. Kuang” and together with Xinshengxiang and D. Kuang, the “Purchasers”).

RECITALS

A.    Seller is the owner of nineteen million (19,000,000) shares of the common stock of Franklin Towers Enterprises, Inc., a Nevada corporation (“Franklin Towers”).

B.    Simultaneously herewith, Franklin Towers is entering into a Share Purchase Agreement with Chongqing Qiluo Textile Co. Ltd., a limited liability company organized under the laws of the People’s Republic of China (“Qiluo”), and Purchasers. Purchasers will not enter into the foregoing Share Purchase Agreement with Franklin Towers and Qiluo unless Seller enters into this Agreement whereby Seller will sell, and Purchasers will purchase, in their respective amounts set forth herein, all of Seller’s rights, title, and interest in and to eighteen million (18,000,000) shares of the common stock of Franklin Towers which are issued and outstanding and held by Seller (the “Purchased Shares”).

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

1.    Purchase and Sale.

1.1   Purchase and Sale. Subject to the terms and conditions of this Agreement, at the Closing (hereafter defined), Seller shall sell, assign, transfer, convey, and deliver to Purchasers, and Purchasers shall accept and purchase, in their respective amounts as set forth in Section 1.2 below, the Purchased Shares and any and all rights in the Purchased Shares to which Seller is entitled, and by doing so Seller shall be deemed to have assigned all of her right, title and interest in and to the Purchased Shares to Purchasers. Such sale of the Purchased Shares shall be evidenced by stock certificates, duly endorsed in blank or accompanied by stock powers in the form annexed hereto as Exhibit A duly executed in blank, or other instruments of transfer in form and substance reasonably satisfactory to Purchasers. The Purchased Shares shall be payable at the Closing by the issuance and delivery by Seller to Purchasers of stock certificates dated as of the Closing Date registered in the names and in such amounts as set forth herein.

1.2   Allocation of Purchased Shares. The Purchased Shares shall be allocated between Purchasers as follows: 17,100,000 Purchased Shares to Xinshengxiang; 450,000 Purchased Shares to D. Kuang; and 450,000 Purchased Shares to Y. Kuang.

2.    Closing.

2.1   Date and Location. The closing of the transactions contemplated by this Agreement (the "Closing") shall be held simultaneously with the execution of this Agreement at such place as the parties hereto may agree.

2.2   Deliveries. At the Closing, Seller shall deliver to Purchasers in accordance with the terms of Section 1.2 above, (i) stock certificates evidencing the Purchased Shares, duly endorsed in blank or accompanied by stock powers in the form annexed hereto as Exhibit A duly executed in blank, or other instruments of transfer in form and substance reasonably satisfactory to Purchasers, (ii) any documentary evidence of the due recordation in the Company’s share register of Purchasers’ full and unrestricted title to the Purchased Shares, and (iii) such other documents as may be required under applicable law or reasonably requested by Purchasers.

3.    Representations and Warranties of Seller. As an inducement to Purchasers to enter into this Agreement and to consummate the transactions contemplated herein, Seller represents and warrants to Purchasers as follows:

3.1   Authority. Seller has the right, power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform his obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with the terms hereof.

3.2   Ownership. Seller is the sole record and beneficial owner of the Purchased Shares, has good and marketable title to the Purchased Shares, free and clear of all Encumbrances (hereafter defined), other than applicable restrictions under applicable securities laws, and has full legal right and power to sell, transfer and deliver the Purchased Shares to Purchasers in accordance with this Agreement. “Encumbrances” means any liens, pledges, hypothecations, charges, adverse claims, options, preferential arrangements or restrictions of any kind, including, without limitation, any restriction of the use, voting, transfer, receipt of income or other exercise of any attributes of ownership. Upon the execution and delivery of this Agreement, Purchasers will receive good and marketable title to the Purchased Shares, free and clear of all Encumbrances, other than restrictions imposed pursuant to any applicable securities laws and regulations. There are no stockholders’ agreements, voting trust, proxies, options, rights of first refusal or any other agreements or understandings with respect to the Purchased Shares.

3.3   Valid Issuance. The Purchased Shares are duly authorized, validly issued,

fully paid and non-assessable, and were not issued in violation of any preemptive or similar rights.

3.4   No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, contract or agreement to which Seller is a party or by which he is bound, or to which the Purchased Shares are subject; or (ii) any federal, state, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to Seller or the Purchased Shares.

   3.5   No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by the Seller of any of the transactions on its part contemplated under this Agreement.

4.    Representations and Warranties of Purchasers. As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated herein, Purchasers represent and warrant, jointly and severally, to Seller as follows:

4.1   Authority. Purchasers have the right, power, authority and capacity to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform their obligations under this Agreement. This Agreement constitutes the legal, valid and binding obligations of Purchasers, enforceable against Purchasers in accordance with the terms hereof.

4.2   No Consent. No consent, approval, authorization or order of, or any filing or declaration with any governmental authority or any other person is required for the consummation by the Purchasers of any of the transactions on its part contemplated under this Agreement.

4.3   No Conflict. None of the execution, delivery, or performance of this Agreement, and the consummation of the transactions contemplated hereby, conflicts or will conflict with, or (with or without notice or lapse of time, or both) result in a termination, breach or violation of (i) any instrument, contract or agreement to which Purchasers are a party or by which they are bound; or (ii) any federal, state, local or foreign law, ordinance, judgment, decree, order, statute, or regulation, or that of any other governmental body or authority, applicable to Purchasers.

4.4   Restricted Securities. Purchasers understand that the Purchased Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or registered or qualified under any the securities laws of any state or other jurisdiction, are “restricted securities,” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available. Each certificate for any Purchased Shares shall bear a legend to the foregoing effect.

4.5   Review of SEC Documents.  Purchasers have reviewed or received copies of all reports and other documents filed by Franklin Towers and its officers and directors with the Securities and Exchange Commission and any other documents or information requested by Purchasers.

4.6   No Reliance.  Other than as set forth herein, Purchasers are not relying upon any other information, representation or warranty by Seller or any representative of Seller in determining to invest in the Purchased Shares.  Purchasers have consulted, to the extent deemed appropriate by Purchasers, with the Purchasers’ own advisers as to the financial, tax, legal and related matters concerning an investment in the Purchased Shares and on that basis believes that his, her or its investment in the Purchased Shares is suitable and appropriate for Purchasers.

5.    Indemnification; Survival.

5.1   Indemnification. Sellers on the one hand, and Purchasers on the other hand, shall jointly and severally indemnify and hold harmless the other party and such other party’s agents, beneficiaries, affiliates, representatives and their respective successors and assigns (collectively, the “Indemnified Persons”) from and against any and all damages, losses, liabilities, taxes and costs and expenses (including, without limitation, attorneys’ fees and costs) (collectively, “Losses”) resulting directly or indirectly from (a) any inaccuracy, misrepresentation, breach of warranty or non-fulfillment of any of the representations and warranties of such party in this Agreement, or any actions, omissions or statements of fact inconsistent with in any material respect any such representation or warranty, (b) any failure by such party to perform or comply with any agreement, covenant or obligation in this Agreement.

5.2   Survival. All representations, warranties, covenants and agreements of the parties contained herein or in any other certificate or document delivered pursuant hereto shall survive the date hereof until the expiration of the applicable statute of limitations.

6.    Miscellaneous.

6.1   Further Assurances. From time to time, whether at or following the Closing, each party shall make reasonable commercial efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable, including as required by applicable laws, to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement.

6.2   Notices. All notices or other communications required or permitted hereunder shall be in writing shall be deemed duly given (a) if by personal delivery, when so delivered, (b) if mailed, three (3) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid and addressed to the intended recipient as set forth below, or (c) if sent through an overnight delivery service in circumstances to which such service guarantees next day delivery, the day following being so sent:

(1)	If to Seller:

Kelly Fan
5 Ash Drive
Center Barnstead, NH 03225

(2)	If to Purchasers:

Xinshengxiang Industrial Development Co., Ltd.
2 River , Chongqing Fulin , Bai Sheng County,
Fulin, Chongqing China

Any party may change the address to which notices and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

6.3   Choice of Law. This Agreement shall be governed, construed and enforced in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

6.4   Jurisdiction. The parties hereby irrevocably consent to the in personam jurisdiction of the state or federal courts located in the State of New York, in connection with any action or proceeding arising out of or relating to this Agreement or the transactions and the relationships established thereunder.

6.5   Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties in respect of the transactions contemplated hereby and supersedes all prior and contemporaneous agreements, arrangements and understandings of the parties relating to the subject matter hereof. No representation, promise, inducement, waiver of rights, agreement or statement of intention has been made by any of the parties which is not expressly embodied in this Agreement.

6.6   Assignment. Each party's rights and obligations under this Agreement shall not be assigned or delegated, by operation of law or otherwise, without the other party's prior written consent, and any such assignment or attempted assignment shall be void, of no force or effect, and shall constitute a material default by such party.

6.7   Amendments. This Agreement may be amended, modified, superseded or cancelled, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto.

6.8   Waivers. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or the breach of any term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other term, covenant, representation or warranty of this Agreement.

6.9   Counterparts. This Agreement may be executed simultaneously in two or more counterparts and by facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.10   Severability.  If any term, provisions, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

6.11   Interpretation. The parties agree that this Agreement shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Agreement therefore shall not be construed against a party or parties on the ground that such party or parties drafted or was more responsible for the drafting of any such provision(s). The parties further agree that they have each carefully read the terms and conditions of this Agreement, that they know and understand the contents and effect of this Agreement and that the legal effect of this Agreement has been fully explained to its satisfaction by counsel of its own choosing.

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IN WITNESS WHEREOF, the undersigned have duly executed this Stock Purchase Agreement as of the date first above written.

_____________________________
KELLY FAN

XINSHENGXIANG INDUSTRIAL
DEVELOPMENT CO., LTD.

By:  __________________________
Name:  Shouqing Kuang
Title:  Chairman

_____________________________
DINGLIANG KUANG

_____________________________
YUE KUANG

EXHIBIT A

IRREVOCABLE STOCK POWER FORM

FOR VALUE RECEIVED,

Name of Seller: _______________________________________

Hereby sells, assigns and transfers unto:

(Please print or typewrite name and address, including zip code, of assignee)

Social Security or other identifying number of assignee________________________________________________________

0f the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint ________________________, Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Date:_____________________________

Signed:__________________________________________________________

________________________________________________________________
(person(s) executing this power sign(s) here)

Affix a Medallion Signature Guarantee imprint------->

IMPORTANT READ CAREFULLY

The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatsoever. The signature of the person executing this power must be guaranteed by an eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or Savings Association participating in a Medallion Program approved by the Securities Transfer Association, Inc. Unfortunately no other form of signature verification can be accepted.